     As filed with the Securities and Exchange Commission on May 19, 1997.

                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under THE SECURITIES ACT OF 1933

                                 -------------

                        TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                 -------------

                DELAWARE                                    13-3532643
      (State or Other Jurisdiction                       (I.R.S. Employer
    of Incorporation or Organization)                    Identification No.)

                         7000 FANNIN STREET, SUITE 1920
                              HOUSTON, TEXAS 77030
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                 -------------

              TEXAS BIOTECHNOLOGY CORPORATION AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                                 -------------

  Name, Address and Telephone                       Copy of communications to:
  Number of Agent for Service:

      DAVID B. MCWILLIAMS                                ROBERT G. REEDY
TEXAS BIOTECHNOLOGY CORPORATION                      PORTER & HEDGES, L.L.P.
7000 FANNIN STREET, SUITE 1920                  700 LOUISIANA STREET, SUITE 3500
      HOUSTON, TEXAS 77030                          HOUSTON, TEXAS 77002-2370
         (713) 796-8822                                   (713) 226-0600

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                   PROPOSED MAXIMUM            PROPOSED
                                                AMOUNT TO              OFFERING            MAXIMUM AGGREGATE         AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED        BE REGISTERED (1)    PRICE PER SHARE (2)      OFFERING PRICE (2)   REGISTRATION FEE (2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.005 per share         1,000,000              $4.34375               $4,343,750              $1,498
===================================================================================================================================

(1) Pursuant to Rule 416(a), also registered hereunder is an indeterminate number of shares of Common Stock issuable as a result of the anti-dilution provisions of the Plan.

(2) Pursuant to Rule 457(c) and (h), the registration fee is computed upon the basis of the average of the high and low prices, $4.34375 per share, at which the Common Stock sold on the American Stock Exchange as reported on the consolidated reporting system on May 14, 1997.

This registration statement registers additional securities related to the Texas Biotechnology Corporation Amended and Restated 1995 Stock Option Plan (the "1995 Plan") of the same class as other securities for which a registration statement on Form S-8 no. 33-93368 (the "Previous Registration Statement"), has been previously filed. The Previous Registration Statement covered an aggregate of 1,000,000 shares of Common Stock, and this registration statement increases the shares covered by the 1995 Plan by 1,000,000 shares. Pursuant to General Instruction E of Form S-8, the contents of the Previous Registration Statement are hereby incorporated by reference.


ITEM 8.          EXHIBITS


            Exhibit                        Description

              5.1                Opinion of Porter & Hedges, L.L.P.

              23.1               Consent of KPMG Peat Marwick LLP

              23.2               Consent of Porter & Hedges, L.L.P.
                                 (included in Exhibit 5.1 Opinion)

              24.1               Power of Attorney (included on the
                                 signature page hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on May 19, 1997.

                                                 TEXAS BIOTECHNOLOGY CORPORATION

                                        By:        /s/ Stephen L. Mueller
                                           -------------------------------------
                                           STEPHEN L. MUELLER
                                           VICE PRESIDENT OF ADMINISTRATION
                                           TREASURER AND SECRETARY
                                           (PRINCIPAL FINANCIAL AND ACCOUNTING
                                           OFFICER)

                               POWER OF ATTORNEY

         Each of the undersigned hereby appoints David B. McWilliams and Stephen L. Mueller and each of them (with full power to act alone), as attorney and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 19th day of May, 1997.

                 SIGNATURE                                             TITLE
                 ---------                                             -----
          /s/ John M. Pietruski                         Chairman of the Board of Directors
------------------------------------------
             JOHN M. PIETRUSKI

          /s/ David B. McWilliams                 Director, President and Chief Executive Officer
------------------------------------------                 (Principal Executive Officer)
            DAVID B. MCWILLIAMS

          /s/ Richard A.F. Dixon                      Director and Vice President of Research
------------------------------------------
            RICHARD A.F. DIXON

          /s/ Stephen L. Mueller                         Vice President of Administration
------------------------------------------                    Treasurer and Secretary
            STEPHEN L. MUELLER                     (Principal Financial and Accounting Officer)

           /s/ Frank C. Carlucci                                     Director
------------------------------------------
             FRANK C. CARLUCCI

                                                                     Director
------------------------------------------
              RITA R. COLWELL

         /s/ Robert J. Cruikshank                                    Director
------------------------------------------
           ROBERT J. CRUIKSHANK

          /s/ James T. Willerson                                     Director
------------------------------------------
            JAMES T. WILLERSON

           /s/ James A. Thomson                                      Director
------------------------------------------
             JAMES A. THOMSON

                               INDEX TO EXHIBITS




     Number                       Description
     ------                       -----------
        5.1          Opinion of Porter & Hedges, L.L.P.

       23.1          Consent of KPMG Peat Marwick LLP

       23.2          Consent of Porter & Hedges, L.L.P. (included in Exhibit
                     5.1 Opinion)

       24.1          Power of Attorney (included on the signature page hereto)